NEWTEKONE, INC. _____________________________ AMENDMENT TO EMPLOYMENT AGREEMENT WITH BARRY SLOANE _____________________________ This Amendment to Employment Agreement (the “Amendment”) is entered into as of the 1st day of January 2025 (the “Effective Date”), by and between NEWTEKONE, INC. (the “Company”) and BARRY SLOANE (the “Executive”) (the Company and the Executive are collectively referred to herein as the “Parties”). WHEREAS, the Executive and the Company entered into an Employment Agreement dated as of April 5, 2024, pursuant to which the Executive is employed by the Company as the Company’s Chief Executive Officer and President (the “Employment Agreement”); and WHEREAS, Section 18 of the Employment Agreement provides for the Parties to amend the Employment Agreement by a writing signed by the Parties; and WHEREAS, Parties desire to enter into this Amendment as of the Effective Date, on the terms and subject to the conditions set forth herein. NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Executive and Company AGREE as follows: A. Amendment to Agreement. The Employment Agreement is hereby amended as of the Effective Date, to delete Paragraphs 3 and 6 and replace with the following: 3. Annual Base Compensation. The Company agrees to pay the Executive during the term of this Agreement a salary at the rate of $1,000,000 per annum, payable in cash not less frequently than monthly. 6. Term. The Company hereby employs the Executive, and the Executive hereby accepts such employment under this Agreement, for the period commencing on the Effective Date and ending on March 31, 2026 or such earlier date as is determined in accordance with Section 11 (the “Term”).” B. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Employment Agreement shall remain in full force and effect. C. Miscellaneous. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to principles of conflicts of law.

2 IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first hereinabove written. NEWTEKONE, INC. By: Gregory Zink, Co-Chairman Compensation, Corporate Governance and Nominating Committee EXECUTIVE By: Barry Sloane, CEO & President